Exhibit 10.1

Execution Copy

FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

This FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT (this “Agreement”), dated as of June 1, 2018, is by and among MATTEL, INC., a Delaware corporation (the “Company”), each of the other Borrowers and Guarantors party hereto, the Lenders signatory hereto and BANK OF AMERICA, N.A., as Administrative Agent, Collateral Agent and Australian Security Trustee.

RECITALS

A.      WHEREAS, the Borrowers, Guarantors, Lenders and Administrative Agent have previously entered into that certain Syndicated Facility Agreement dated as of December 20, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

B.      WHEREAS, the Borrowers have requested that the Lenders and Administrative Agent agree to amend certain provisions of the Credit Agreement, and the Lenders and Administrative Agent are willing to do so, all in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

1.1      Definitions. Initially capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings given thereto in the Credit Agreement.

ARTICLE II

AMENDMENTS TO CREDIT AGREEMENT

2.1      The following new definitions are hereby added to Section 1.01 of the Credit Agreement in alphabetical order to read in their entirety as follows:

“Beneficial Ownership Certification” shall mean a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” shall mean 31 C.F.R. § 1010.230.

“First Amendment” shall mean that certain First Amendment to Syndicated Facility Agreement dated as of June 1, 2018, by and among the Borrowers, the Guarantors, the Lenders party thereto and the Administrative Agent, Collateral Agent and Australian Security Trustee.

“First Amendment Effective Date” shall mean June 1, 2018.

“Revolver Pricing Threshold” shall mean, as of any date of determination, an aggregate outstanding principal balance of Loans in an amount equal to (a) the aggregate Revolving B Commitments plus (b) the aggregate outstanding principal balance of FILO Revolving Loans, in each case as of such date.

2.2      The definition of “Interest Period” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Interest Period” shall mean, as to any Borrowing of a Eurocurrency Rate Loan, a Canadian CDOR Rate Loan or an Australian Bill Rate Loan, the period commencing on the date of such Borrowing or on the last day of the immediately preceding Interest Period applicable to such Borrowing, as applicable, and ending (a) (i) solely with respect to a Borrowing by a U.S. Revolving Borrower of Eurocurrency Rate Loans denominated in Dollars, on the day that is seven days thereafter or (ii) on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is one, two, three or six months thereafter, in each case, as the Relevant Borrower may elect, or (b) on the date any Borrowing of a Eurocurrency Rate Loan, a Canadian CDOR Rate Loan or an Australian Bill Rate Loan is converted to a Borrowing of a U.S. Base Rate Loan, Foreign Base Rate Loan, Australian Base Rate Loan or Canadian Base Rate Loan in accordance with Section 2.08 or repaid or prepaid in accordance with Section 2.07 or Section 2.09; provided that, if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.

2.3      The definition of “Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Maturity Date” shall mean June 1, 2021.

2.4      The definition of “Specified Junior Debt Prepayments” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Specified Junior Debt Prepayments” shall mean prepayments of Indebtedness permitted under Sections 9.03(b)(vii) and 9.03(b)(viii).

2.5      The definition of “U.S. Base Rate Loan” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“U.S. Base Rate Loan” shall mean each Loan which is designated or deemed designated as a U.S. Base Rate Loan by the applicable U.S. Revolving Borrower at the time of the incurrence thereof or conversion thereto.

2.6      Section 1.16 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

1.16    BAMLI Merger.

Any reference to “Bank of America Merrill Lynch International Limited” is a reference to its successor in title Bank of America Merrill Lynch International Designated Activity Company (including, without limitation, its branches) pursuant to and with effect from the merger between Bank of America Merrill Lynch International Limited and Bank of America Merrill Lynch International Designated Activity Company that takes effect in accordance with Chapter II, Title II of Directive (EU) 2017/1132 (which repeals and codifies the Cross-Border Mergers Directive (2005/56/EC)) as implemented in the United Kingdom and Ireland. Notwithstanding anything to the contrary in any Credit Document, a transfer of rights and obligations from Bank of America

Merrill Lynch International Limited to Bank of America Merrill Lynch International Designated Activity Company pursuant to such merger shall be permitted.

2.7      Section 2.01(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b)      For the avoidance of doubt, in the case of any Borrowing by U.S. Revolving Borrowers made (i) on the Initial Closing Date, FILO Revolving Loans shall be deemed to be the first amounts drawn and Revolving B Loans shall be deemed to be the second amounts drawn, in each case, as loans or advances by the U.S. Revolving Borrowers under this Agreement and (ii) after the Initial Closing Date, FILO Revolving Loans shall be deemed to be the first amounts drawn by the U.S. Revolving Borrowers.

2.8      Section 2.06(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a)      Subject to the provisions of Section 2.06(m), (i) the Loans comprising each Borrowing of U.S. Base Rate Loans, including each U.S. Swingline Loan but excluding any FILO Revolving Loans and, upon the occurrence and continuance of a Revolving B Leverage Trigger Period, any Loans up to but not exceeding the Revolver Pricing Threshold, shall bear interest at a rate per annum equal to the U.S. Base Rate plus the Applicable Margin in effect from time to time and (ii) upon the occurrence and continuance of a Revolving B Leverage Trigger Period, the Loans comprising each Borrowing of U.S. Base Rate Loans up to but not exceeding the Revolver Pricing Threshold, including each U.S. Swingline Loan but excluding any FILO Revolving Loans, shall bear interest at a rate per annum equal to the U.S. Base Rate plus the Modified Applicable Margin in effect from time to time.

2.9      Section 2.06(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b)      Subject to the provisions of Section 2.06(m), (i) the Loans comprising each Borrowing of Eurocurrency Rate Loans, excluding any FILO Revolving Loans and, upon the occurrence and continuance of a Revolving B Leverage Trigger Period, any Loans up to but not exceeding the Revolver Pricing Threshold, shall bear interest at a rate per annum equal to the Eurocurrency Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin in effect from time to time and (ii) upon the occurrence and continuance of a Revolving B Leverage Trigger Period, the Loans comprising each Borrowing of Eurocurrency Rate Loans up to but not exceeding the Revolver Pricing Threshold, excluding any FILO Revolving Loans, shall bear interest at a rate per annum equal to the Eurocurrency Rate for the Interest Period in effect for such Borrowing plus the Modified Applicable Margin in effect from time to time.

2.10    Section 2.06(k) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

[Reserved].

2.11    Section 2.06(l) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

[Reserved].

2.12    The first sentence in Section 2.12(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Any Swingline Lender under its applicable Revolving A Subfacility may by written notice given to the Administrative Agent at any time (but (x) in the case of the U.S. Revolving A Subfacility and the Canadian Revolving Subfacility, in any event shall at least weekly, or such other time as determined by the Administrative Agent and (y) in the case of the French Revolving Subfacility, the Spanish Revolving Subfacility, the European (GNU) Revolving Subfacility and the Australian Revolving Subfacility, in any event may at such other time (if any) as determined by the Administrative Agent in its sole discretion) not later than 12:00 noon, Local Time on any Business Day (the “Notice Date”) require the applicable Revolving A Lenders under such Revolving A Subfacility to fund, on the date that is not earlier than three (3) Business Days following the Notice Date, Revolving A Loans under such Revolving A Subfacility to repay all or any portion of the applicable Swingline Loans outstanding under such Revolving A Subfacility (or if pursuant to applicable Requirements of Law such Revolving A Loans are not permitted to be funded on such day, to purchase participations in the applicable Swingline Loans), which request may be made regardless of whether the conditions set forth in Section 6 have been satisfied.

2.13    A new Section 7.24 is hereby added to the Credit Agreement to read as follows:

Beneficial Ownership Certification. As of the First Amendment Effective Date, the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects.

2.14    Section 8.01(h) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(h)      “Know Your Customer” Requirements. Promptly following any request therefor, information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Patriot Act and the Beneficial Ownership Regulation.

2.15    Section 9.03(b) of the Credit Agreement is hereby amended by (a) deleting the word “and” appearing at the end of subclause (viii) thereof, (b) adding the word “and” at the end of subclause (ix) thereof, and (c) adding the following as a new subclause (x) at the end thereof:

(x)      the Company or any Restricted Subsidiary may make Restricted Junior Debt Prepayments constituting the payment of Indebtedness within sixty (60) days after the date of the giving of an irrevocable redemption notice, if at the date of such notice, such Restricted Junior Debt Prepayments would have been permitted pursuant to the other provisions of this Section 9.03; provided, that the Company shall deliver written notice to the Administrative Agent not later than four Business Days following the date of the giving of the redemption notice (and the Administrative Agent acknowledges that issuance of a press release or the posting of a document on the Company’s website on the Internet at the website address delivered to the Administrative Agent in accordance with Section 12.03, or on the SEC’s website at www.sec.gov or on IntraLinks, Syndtrak or ClearPar, in each case, with respect to any such giving of the redemption notice, shall be deemed to satisfy this notice requirement), and the Administrative Agent may thereafter establish a Reserve in an amount not to exceed the aggregate amount of such redemption, until payment thereof.

2.16    Exhibit A-1 of the Credit Agreement is hereby restated and replaced by Exhibit A-1 attached to this Agreement.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

3.1      Closing Conditions. This Agreement shall become effective as of the First Amendment Effective Date upon satisfaction of the following conditions thereon (in each case, in form and substance reasonably acceptable to the Administrative Agent):

(a)      Executed Agreement. The Administrative Agent shall have received a copy of this Agreement duly executed by each of the Borrowers, the Guarantors, the Lenders and the Administrative Agent, Collateral Agent and Australian Security Trustee.

(b)      No Default. After giving effect to this Agreement, no Default or Event of Default shall exist.

(c)      Fees and Expenses. On the First Amendment Effective Date, the Company shall have paid all reasonable and documented out-of-pocket expenses required to be reimbursed by the Company to the Administrative Agent, the Joint Lead Arrangers and Issuing Banks (without duplication) in each case arising in connection with this Agreement to the extent invoiced at least two Business Days prior to the First Amendment Effective Date.

(d)      Obligations Paid in Full. All Obligations (other than (a) any Secured Bank Product Obligations, (b) any contingent indemnification obligations or other contingent obligations not then due and payable and (c) any LC Obligations) have been paid in full.

(e)      “Know Your Customer” Requirements. Upon the reasonable request of any Lender made at least one Business Day prior to the First Amendment Effective Date, the Company shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Patriot Act.

(f)      Beneficial Ownership Certification. At least one Business Day prior to the First Amendment Effective Date, any Credit Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Credit Party.

ARTICLE IV

MISCELLANEOUS

4.1      Amended Terms. On and after the First Amendment Effective Date, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Agreement. Except as specifically amended hereby, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

4.2      Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:

(a)      Such Credit Party has the corporate, partnership, limited liability company, unlimited liability company or similar organizational power and authority, as the case may be, to execute,

deliver and perform the terms and provisions of this Agreement and has taken all necessary corporate, partnership, limited liability company, unlimited liability company or similar organizational action, as the case may be, to authorize the execution, delivery and performance by it of this Agreement. Such Credit Party has duly executed and delivered this Agreement, and, subject to the Legal Reservations, this Agreement constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar law generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

(b)      Neither the execution, delivery or performance by such Credit Party of this Agreement, nor compliance by it with the terms and provisions hereof, (i) will contravene any provision of any Requirement of Law, other than any Requirement of Law the violation of which could not reasonably be expected to result in a Material Adverse Effect, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under (with due notice or lapse of time or both), or result in the creation or imposition of (or the obligation to create or impose) any material Lien (except pursuant to the Security Documents) upon any of the material property or assets of such Credit Party or any of its respective Restricted Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, in each case to which such Credit Party or any of its Restricted Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject, the violation of which could reasonably be expected to result in a Material Adverse Effect (including, for the avoidance of doubt, the Senior Unsecured Note Indentures), (iii) will violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents), as applicable, of such Credit Party or (iv) will require any approval of stockholders of any Person, in each case that has not been obtained and is in full force and effect.

(c)      No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for (i) those that have otherwise been obtained or made on or prior to the First Amendment Effective Date and which remain in full force and effect on the First Amendment Effective Date, (ii) filings which are necessary to perfect the security interests and Liens created under the Security Documents to the extent required by the Collateral and Guarantee Requirement, or (iii) filings of periodic reports and other documents under the Exchange Act and other applicable Requirements of Law), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to be obtained or made by, or on behalf of, such Credit Party to authorize, or is required to be obtained or made by, or on behalf of, such Credit Party in connection with, the execution, delivery and performance of this Agreement, in each case other than any orders, consents, approvals, licenses, authorizations or validations of, or filings, recordings or registrations, the failure to have or make could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(d)      Immediately after giving effect to this Agreement, no Default or Event of Default shall exist.

(e)      Each of the representations and warranties made by any Credit Party set forth in Section 7 of the Credit Agreement or in any other Credit Document are true and correct in all material respects (without duplication of any materiality standard set forth in any such representation or warranty) on and as of the First Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such date (without duplication of any materiality standard set forth in any such representation or warranty).

4.3      Reaffirmation of Obligations. Each Credit Party hereby ratifies the Credit Agreement and other Credit Documents to which such Credit Party is a party and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement and the other Credit Documents applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations (to the extent specified in the Credit Agreement and the other Credit Documents).

4.4      Credit Document. This Agreement shall constitute a Credit Document under the terms of the Credit Agreement.

4.5      Expenses. Borrowers agree to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Joint Lead Arrangers and Issuing Banks (without duplication) in each case in connection with this Agreement, including the reasonable and documented fees, charges and disbursements of counsel in accordance with, and to the extent set forth in, Section 12.01 of the Credit Agreement.

4.6      Entirety. This Agreement and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

4.7      Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Agreement by facsimile or other electronic means (including in “.pdf” or “.tif” format shall be effective as an original.

4.8      No Actions, Claims, Etc. As of the date hereof, each of the Credit Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement or any other Credit Document on or prior to the date hereof.

4.9      Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

4.10    Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial; Judicial Reference Provision. The governing law, submission to jurisdiction, venue, waiver of jury trial and judicial reference provisions set forth in Section 12.07 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed on the date first above written.

BORROWERS:

MATTEL, INC.
AMERICAN GIRL BRANDS, LLC
AMERICAN GIRL PUBLISHING, INC.
FISHER-PRICE, INC.
MATTEL DIRECT IMPORT, INC.
MATTEL REALTY CORPORATION
MATTEL SALES CORP.

By:	/s/ Mandana Sadigh
Name: Mandana Sadigh
Title: Senior Vice President & Treasurer

MATTEL CANADA INC.

By:	/s/ Ronald Wong
Name: Ronald Wong
Title: Senior Manager Finance

FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

SIGNATURE PAGE

MATTEL FRANCE, a French limited liability company (société par actions simplifiée) having its registered office at 1/3/5 allée des Fleurs, Parc de la Cerisaie 94260 Fresnes – France, and registered with the Trade and Companies Registry of Créteil under the number 692 039 688 RCS Créteil

By:	/s/ René Van Den Polder
Name: René Van Den Polder
Title: Managing Director

FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

SIGNATURE PAGE

MATTEL ESPAÑA, S.A.,
a corporation formed under the laws of Spain

By:	/s/ Sanjay Luthra
Name: Sanjay Luthra
Title: Director

FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

SIGNATURE PAGE

MATTEL EUROPA B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid), having its corporate seat at Amsterdam (address: Gondel 1, 2nd floor, 1186 MJ Amstelveen, the Netherlands), and registered with the Dutch trade register under number: 33237928

By:	/s/ Mandana Sadigh
Name: Mandana Sadigh
Title: Authorised Signatory

FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

SIGNATURE PAGE

MATTEL U.K. LIMITED, a company incorporated in England and Wales with company number 01471442

By:	/s/ Dean Ikin
	Name:	Dean Ikin
	Title:	Director

HIT ENTERTAINMENT LIMITED, a company incorporated in England and Wales with company number 02341947

By:	/s/ Andrew Unitt
	Name:	Andrew Unitt
	Title:	Director

GULLANE (THOMAS) LIMITED, a company incorporated in England and Wales with company number 01555168

By:	/s/ Andrew Unitt
	Name:	Andrew Unitt
	Title:	Director

FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

SIGNATURE PAGE

MATTEL GMBH, a German corporation (Gesellschaft mit beschränkter Haftung), having its registered office at Solmstrasse 4, 60486 Frankfurt am Main, Germany, and registered with the Frankfurt, Germany Commercial Register under HRB 99273

By:	/s/ Sanjay Luthra
	Name:	Sanjay Luthra
	Title:	Managing Director

FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

SIGNATURE PAGE

EXECUTED by MATTEL PTY LTD (ACN 000 660 962) in accordance with section 127(1) of the Corporations Act 2001 (Cwlth): /s/ Chedney Rodgers Signature of director Chedney Rodgers Name of director	) ) ) ) ) ) ) ) ) ) ) )	/s/ Peter Cantwell Signature of company secretary Peter Cantwell Name of company secretary

FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

SIGNATURE PAGE

GUARANTORS:

AMERICAN GIRL, LLC
MATTEL FINANCE, INC. MATTEL INVESTMENT, INC. MATTEL OVERSEAS, INC.

By:	/s/ Mandana Sadigh
	Name:	Mandana Sadigh
	Title:	Senior Vice President & Treasurer

MATTEL HOLDINGS LIMITED

By:	/s/ Ronald Wong
	Name:	Ronald Wong
	Title:	Senior Manager Finance

FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

SIGNATURE PAGE

MATTEL OVERSEAS OPERATIONS LTD., a Bermuda company

By:	/s/ Cynthia Berry Meyer
Name: Cynthia Berry Meyer
Title: Managing Director

FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

SIGNATURE PAGE

MATTEL EUROPE HOLDINGS B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid), having its corporate seat at Amstelveen (address: Gondel 1, 2nd floor, 1186 MJ Amstelveen, the Netherlands), and registered with the Dutch trade register under number: 33297748

By:	/s/ David Traughber
Name: David Traughber
Title: Authorised Signatory

MATTEL INTERNATIONAL FINANCE B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid), having its corporate seat at Amsterdam (address: Gondel 1, 2nd floor, 1186 MJ Amstelveen, the Netherlands), and registered with the Dutch trade register under number: 34161817

By:	/s/ Bhrijesh Patel
Name: Bhrijesh Patel
Title: Authorised Signatory

MATTEL INTERNATIONAL HOLDINGS B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid), having its corporate seat at Amstelveen (address: 10 Changi Business Park Central 2, #05-01 HansaPoint, Singapore 486030, Singapore), and registered with the Dutch trade register under number: 33297747

By:	/s/ Phua Kay Choon James
Name: Phua Kay Choon James
Title: Authorised Signatory

FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

SIGNATURE PAGE

LENDERS:

BANK OF AMERICA, N.A.,
as Global Administrative Agent, Collateral Agent, Australian Security Trustee, U.S. Revolving A Lender, a Revolving B Lender, a U.S. Issuing Bank, U.S. Swingline Lender, Australian Revolving Lender, European (GNU) Revolving Lender and the European (GNU) Swingline Lender

By:	/s/ Phuong Nguyen

Name:	Phuong Nguyen
Title:	Vice President

BANK OF AMERICA, N.A. (acting through its Australia branch), as the Australian Swingline Lender

By:	/s/ Phuong Nguyen

Name:	Phuong Nguyen
Title:	Vice President

FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

SIGNATURE PAGE

BANK OF AMERICA, N.A.,
(acting through its Canada branch), as a Canadian Revolving Lender, a Canadian Issuing Bank and the Canadian Swingline Lender

By:	/s/ Sylwia Durkiewicz
Name: Sylwia Durkiewicz
Title: Vice President

FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

SIGNATURE PAGE

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED,
as the French Swingline Lender, the Spanish Swingline Lender, Spanish Revolving Lender and the French Revolving Lender

By:	/s/ Lee Masters
Name: Lee Masters
Title: Senior Vice President

FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

SIGNATURE PAGE

WELLS FARGO BANK INTERNATIONAL UNLIMITED COMPANY,
as a French Revolving Lender

By:	/s/ Muiris O’Dwyer
Name: Muiris O’Dwyer
Title: Chief Operating Office Wells Fargo Bank International UC

FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

SIGNATURE PAGE

WELLS FARGO BANK, N.A. (LONDON BRANCH),
as a Spanish Revolving Lender, the Australian Revolving Lender and the European (GNU) Revolving Lender

By:	/s/ NB Hogg
Name: NB Hogg
Title: Authorised Signatory

FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

SIGNATURE PAGE

CITIBANK EUROPE PLC.,
as a French Revolving Lender, Spanish Revolving Lender and European (GNU) Revolving Lender

By:	/s/ JD Kinsella
Name: JD Kinsella
Title: Delegated Signatory

FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

SIGNATURE PAGE

RBC EUROPE LIMITED,
as a French Revolving Lender

By:	/s/ David Heyes
Name: David Heyes
Title: Authorised Signatory

FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

SIGNATURE PAGE

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a U.S. Revolving A Lender, Revolving B Lender and a U.S. Issuing Bank

By: /s/ Nate McIntosh
Name: Nate McIntosh
Title: Duly Authorized Signer

FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

SIGNATURE PAGE

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Canadian Revolving Lender and Canadian Issuing Bank

By: /s/ David G. Phillips
Name: David G. Phillips
Title: Senior Vice President Credit Officer, Canada Wells Fargo Capital Finance Corporation Canada

FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

SIGNATURE PAGE

CITIBANK, N.A., as a U.S. Revolving A Lender, a Revolving B Lender, U.S. Issuing Bank, Canadian Revolving Lender, Canadian Issuing Bank and the Australian Revolving Lender

By: /s/ David G. Foster
Name: David G. Foster
Title: Attorney in Fact

FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

SIGNATURE PAGE

MUFG UNION BANK, N.A.,
as a U.S. Revolving A Lender, Revolving B Lender, Canadian Revolving Lender, Spanish Revolving Lender, Australian Revolving Lender and European (GNU) Revolving Lender

By: /s/ Peter Ehlinger
Name: Peter Ehlinger
Title: Vice President

FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

SIGNATURE PAGE

ROYAL BANK OF CANADA,
as a U.S. Revolving A Lender, and Revolving B Lender

By: /s/ Gordon MacArthur
Name: Gordon MacArthur
Title: Authorized Signatory

FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

SIGNATURE PAGE

ROYAL BANK OF CANADA,
as a Spanish Revolving Lender

By:	/s/ Jon Harrison

Name:	Jon Harrison
Title:	Director

FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

SIGNATURE PAGE

ROYAL BANK OF CANADA,
as a Canadian Revolving Lender

By:	/s/ Stuart Coulter

Name:	Stuart Coulter
Title:	Authorized Signatory

FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

SIGNATURE PAGE

ROYAL BANK OF CANADA,
as a European (GNU) Revolving Lender

By:	/s/ Jon Harrison

Name:	Jon Harrison
Title:	Director

FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

SIGNATURE PAGE

MIZUHO BANK, LTD.,
as a U.S. Revolving A Lender, Revolving B Lender, Canadian Revolving Lender, Spanish Revolving Lender, Australian Revolving Lender and European (GNU) Revolving Lender

By:	/s/ Raymond Ventura

Name:	Raymond Ventura
Title:	Managing Director

FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

SIGNATURE PAGE

HSBC BANK USA, NATIONAL ASSOCIATION,
as a U.S. Revolving A Lender, Revolving B Lender Canadian Revolving Lender, Spanish Revolving Lender, Australian Revolving Lender and European (GNU) Revolving Lender

By:	/s/ Aleem Shamji

Name:	Aleem Shamji
Title:	Director

FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

SIGNATURE PAGE

KEYBANK NATIONAL ASSOCIATION,
as a U.S. Revolving A Lender, Revolving B Lender, Canadian Revolving Lender, Australian Revolving Lender and European (GNU) Revolving Lender

By:	/s/ Steve Wisterman

Name:	Steve Wisterman
Title:	VP

FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

SIGNATURE PAGE

MANUFACTURERS AND TRADERS TRUST COMPANY,
as a U.S. Revolving A Lender, Revolving B Lender, Canadian Revolving Lender, Spanish Revolving Lender, Australian Revolving Lender and European (GNU) Revolving Lender

By:	/s/ Gregory Vutrano

Name:	Gregory Vutrano
Title:	Vice President

FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

SIGNATURE PAGE

EXHIBIT A-1

FORM OF NOTICE OF BORROWING

[Date]

Bank of America, N.A., as Global Administrative Agent

for the Lenders party to the Syndicated Facility Agreement referred to below

Bank of America, N.A.

                    _

                    _

Email: [____________]

Copy to: [____________]

Ladies and Gentlemen:

The undersigned Relevant Borrower[s], refer[s] to the Syndicated Facility Agreement, dated as of December 20, 2017 (as amended, restated, modified and/or supplemented from time to time, the “Syndicated Facility Agreement,” the terms defined therein being used herein as therein defined), among Mattel, Inc. (the “Company”), each of the other Borrowers and Guarantors party thereto from time to time, the Lenders party thereto from time to time, Bank of America, N.A., as Global Administrative Agent, Collateral Agent and Australian Security Trustee, and the other parties thereto. The undersigned hereby gives you notice pursuant to Section 2.03 of the Syndicated Facility Agreement that the undersigned hereby requests a Borrowing under the Syndicated Facility Agreement and sets forth below the information relating to such Borrowing (the “Proposed Borrowing”) as required by Section 2.03 of the Syndicated Facility Agreement:

(i) The Business Day of the Proposed Borrowing is ____________, ____.1

(ii) The aggregate principal amount of the Proposed Borrowing is [C$] [$] [€] [£] [AUD] ____________.

(iii) [The Revolving A Loans to be made pursuant to the Proposed Borrowing shall be initially maintained as [U.S. Base Rate Loans] [Eurocurrency Rate Loans] [Canadian Base Rate Loans] [Canadian Prime Loans] [Foreign Base Rate Loans] [Canadian CDOR Rate Loans] [Australian Bill Rate Loans].]

[(iv)] [The Revolving B Loans to be made pursuant to the Proposed Borrowing shall be initially maintained as [U.S. Base Rate Loans] [Eurocurrency Rate Loans].]

[(v)] [The initial Interest Period for the Proposed Borrowing is [seven days]2 [one month] [two months] [three months] [six months]].3

1 Shall be a Business Day and shall comply with the applicable advance notice requirement specified in Section 2.03 of the Syndicated Facility Agreement.

2 Available solely with respect to a Borrowing by a U.S. Revolving Borrower of Eurocurrency Rate Loans denominated in Dollars.

3 To be included for a Proposed Borrowing of Eurocurrency Rate Loans, Australian Bill Rate Loans or Canadian CDOR Rate Loans.

[(vi)]    The location and number of the account to which funds shall be disbursed is as follows: [                    ].

[(vii)]    The Loans are to be borrowed under the [U.S. Revolving A Subfacility] [Revolving B Facility] [Canadian Revolving Subfacility] [French Revolving Subfacility by [                ]4] [Spanish Revolving Subfacility by [                ]5] [European (GNU) Revolving Subfacility by [                ]6] [Australian Revolving Subfacility].

[(viii)]    The Loans are to be borrowed in [Dollars] [Canadian Dollars] [Euros] [Sterling] [Australian Dollars].7

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

(A)        each of the representations and warranties made by any Credit Party contained in Section 7 of the Syndicated Facility Agreement and the other Credit Documents will be true and correct in all material respects (without duplication of any materiality standard set forth in any such representation or warranty), on and as of the date of the Proposed Borrowing with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such date (without duplication of any materiality standard set forth in any such representation or warranty); and

(B)        no Default or Event of Default will exist at the time of, or result from, such Proposed Borrowing.

Very truly yours,

MATTEL, INC.

By:
Name:
Title: ][8]

4 To insert name of applicable French Borrower

5 To insert name of applicable Spanish Borrower

6 To insert name of applicable European (GNU) Borrower

7 Borrowings under any Subfacility may be made in Dollars and any Alternative Currency. Borrowings under the Revolving B Facility may be made only in Dollars.

8 Use the Relevant Borrower if not the Company.